UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 5, 2006
FelCor Lodging Trust Incorporated
(Exact name of Registrant as specified in its charter)

Maryland	001-14236	75-2541756

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 E. John Carpenter Frwy., Suite 1300 Irving, Texas	75062

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (972) 444-4900

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
At June 30, 2006, we, FelCor Lodging Trust Incorporated, designated three hotels as held for sale that were not so designated at December 31, 2005 and during the period January 1, 2006 to June 30, 2006, disposed of 12 hotels that were not designated as held for sale at December 31, 2005. This Current Report on Form 8-K is being filed to reflect the 12 hotels sold during the six months ended June 30, 2006, and three hotels considered held for sale at June 30, 2006, as discontinued operations, pursuant to the requirements of Statement of Financial Accounting Standards (“SFAS”) 144 “Accounting for the Impairment or Disposal of Long Lived Assets,” for the three years ended December 31, 2005, 2004, 2003, 2002 and 2001, and to reflect the effect of this retrospective adjustment in each period presented in Management’s Discussion and Analysis of Financial Condition and Results of Operations and Selected Financial Data.
In compliance with SFAS 144, we have reported revenues, expenses and gains or losses on the disposition of these hotels as discontinued operations for the periods presented in our quarterly report on Form 10-Q for the quarterly and six month periods ended June 30, 2006. We are required to make the same retrospective adjustment to financial statements for each of the three years shown in our most recent annual report on Form 10-K if those financial statements are incorporated by reference in subsequent SEC filings made under the Securities Act of 1933. This retrospective adjustment has no effect on our reported net loss or net loss applicable to common stockholders for any of the periods presented. Additionally, this retrospective adjustment has no effect on the consolidated balance sheets, consolidated statements of stockholders’ equity, other comprehensive income or cash flows for any of the periods presented. The effect of the retrospective adjustment represents a $63.1 million, $445,000, and $61.3 million decrease in our previously reported loss from continuing operations for the years ended December 31, 2005, 2004, and 2003, respectively.
This Current Report on Form 8-K updates Items 6, 7, 8 and 15 of our annual report on Form 10-K for the year ended December 31, 2005, to reflect 12 hotels sold during the six months ended June 30, 2006 and three hotels considered held for sale at June 30, 2006, as discontinued operations. These updated items are filed herewith as Exhibit 99.1. All other items of the annual report on Form 10-K remain unchanged. No attempt has been made to update matters in the annual report on Form 10-K, except to the extent expressly provided above. Readers should refer to our quarterly reports on Form 10-Q and current reports on Form 8-K for the periods subsequent to December 31, 2005, for further information.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired.
None.
(b)	Pro forma financial information.
None.
(c)	Exhibits.
The following exhibits are filed in accordance with the provisions of Item 601 of Regulation S-K.

Exhibit
Number	Description of Exhibit

23	Consent of Independent Registered Public Accounting Firm

99.1	Selected Financial Data; Management’s Discussion and Analysis of Financial Condition and Results of Operations; and Financial Statements

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FELCOR LODGING TRUST INCORPORATED
Date: October 5, 2006	By:	/s/ Lester C. Johnson
		Name:	Lester C. Johnson
		Title:	Senior Vice President and Controller

INDEX TO EXHIBITS

Exhibit
Number	Description

23	Consent of Independent Registered Public Accounting Firm

99.1	Selected Financial Data; Management’s Discussion and Analysis of Financial Condition and Results of Operations; and Financial Statements